EXHIBIT 10.2

CONFIDENTIAL SALARY AND BENEFITS CONTINUATION

AGREEMENT AND GENERAL RELEASE

This Confidential Salary and Benefits Agreement and General Release (the “Agreement”) is made and entered into between THQ Inc. (“THQ”) and Fred A. Gysi (“EXECUTIVE”) upon the following terms and conditions:

RECITALS

WHEREAS, EXECUTIVE voluntarily resigned from employment with THQ, with such resignation to be effective on the earlier to occur of (i) March 31, 2004 and (ii) the date 30 days after the commencement of employment of a new chief financial officer of THQ (the “Separation Date”);

WHEREAS, THQ and EXECUTIVE are parties to a Confidential Separation Agreement and General Release;

WHEREAS, pursuant to the Confidential Separation Agreement and General Release, THQ is willing to continue EXECUTIVE’s salary and benefits for a limited period and upon the terms and conditions set forth in this Agreement;

WHEREAS, THQ has no prior legal obligation to provide the post-separation consideration that is exchanged for the promises herein;

WHEREAS, EXECUTIVE has had the opportunity to consult with counsel before signing this Agreement, has read this Agreement and understood its contents, and has signed this Agreement voluntarily;

NOW, THEREFORE, in consideration of the mutual promises, consideration, covenants, and conditions provided for in this Agreement, the adequacy and sufficiency of which are hereby acknowledged, THQ and EXECUTIVE agree as follows:

COVENANTS

1.     Post-Separation Consideration.  In consideration for the agreements, covenants, and general release contained herein, THQ shall provide EXECUTIVE with the following post-separation consideration:

1a.   Salary Continuation.  Commencing on the first regular THQ payday following the Separation Date, THQ shall provide EXECUTIVE with salary continuation payments in the aggregate equal to twelve months’ base salary based on his current base annual salary of $241,500.  All salary continuation payments shall be payable in installments in accordance with THQ’s regular payroll practices, provided, however, that EXECUTIVE may elect, by written notice to THQ, to receive all remaining salary continuation payments from THQ in a single lump sum payment.  In addition, should EXECUTIVE become employed, as a salaried employee or paid consultant, by a business that is a “competitor” of THQ, THQ may elect to pay EXECUTIVE any remaining amounts due to EXECUTIVE in a lump sum payment.  For the purposes of this Agreement, a “competitor” shall mean any person or entity engaged in the business of designing, developing, publishing or distributing entertainment software, or content of any type to be distributed by means of wireless media.  Should the salary continuation obligation be paid in a lump sum pursuant to this paragraph, such lump sum shall be an amount equal to $241,500 less the amount of all prior payments made pursuant to this Section 1a (without giving effect to any required withholdings) on the fifth day after the election by EXECUTIVE or THQ to make a lump sum payment pursuant to this paragraph All salary continuation payments, including a lump sum payment, if any, shall be paid less withholdings required by law.  EXECUTIVE agrees that, in the event he becomes employed at any time while salary continuation payments are due to EXECUTIVE pursuant to this Agreement, he will promptly advise THQ of the following: (i) the name and address of his employer; (ii) the business of his employer and (iii) his date of hire.  The period during which THQ makes salary continuation payments to EXECUTIVE pursuant to this Section 1a is herein referred to as the “Salary Continuation Period.”

1b.   Bonuses.  EXECUTIVE shall be eligible to receive (i) an annual bonus of $80,000 for the fiscal year ending March 31, 2004, and (ii) his designated profit sharing allocation under THQ’s existing Profit Sharing Plan for the year ending March 31, 2004; pro rated in each case to the extent the Separation Date occurs prior to March 31, 2004.  Such bonus shall be paid in accordance with THQ’s regular practice and shall be paid less withholdings required by law.

1c.   Benefits.  During the Salary Continuation Period, EXECUTIVE shall be eligible to participate in THQ’s medical, disability, life insurance and other health and welfare benefits, including Exec-u-care, at the same level of coverage, upon the same terms and otherwise to the same extent as such policies and benefits shall have been in effect immediately prior to the Separation Date.  THQ and EXECUTIVE shall share the costs of the continuation of such insurance and benefits coverage in the same proportion as such costs were shared immediately prior to the Separation Date.  .

1d.   Extension of Vesting and Exercise Period for Certain Existing Stock Options.

(i)    THQ and EXECUTIVE acknowledge that EXECUTIVE currently holds options to purchase THQ common stock under one or more of the following agreements (collectively, the “Option Agreements”): the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated November 3, 1999 between THQ and EXECUTIVE (the “1999 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated November 3, 1999 between THQ and EXECUTIVE (the “1999 Non-Qualified Option”),  the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated July 21, 2000 between THQ and EXECUTIVE (the “2000 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated July 21, 2000 between THQ and

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EXECUTIVE (the “2000 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Incentive Option”), and the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Non-Qualified Option”);

(ii)   EXECUTIVE may exercise options vested under any of the Option Agreements no later than 90 days following the Separation Date.  Any such options which are not so exercised shall expire at the end of the ninetieth day following the Separation Date;

(iii)  THQ shall take all actions necessary to provide that all options unvested under the Option Agreements as of the Separation Date shall continue to vest during the Salary Continuation Period and shall be exercisable until the date 90 days after the end of the Salary Continuation Period with respect to the number of shares of THQ common stock that are vested under the terms of the applicable Option as of the last day of the Salary Continuation Period; provided that no such Option shall vest or be exercisable later than five years after its date of grant.  EXECUTIVE acknowledges that this extension of the vesting and exercisability periods under the 1999 Incentive Option, the 2000 Incentive Option, the 2001 Incentive Option, the 2002 Incentive Option and the 2003 Incentive Option constitutes a modification of the applicable Option under the Internal Revenue Code of 1986, as amended, and therefore each such Option shall be taxable as a nonstatutory stock option instead of an incentive stock option.

1e.   Computer and Telephone.  EXECUTIVE shall also be entitled to retain the laptop computer and cellular telephone that are owned by THQ and currently in EXECUTIVE’s possession, purged of all confidential proprietary information of THQ.  EXECUTIVE shall be responsible for all internet service provider, internet connectivity, wireless service provider and other continuing charges relating to such devices from and after the Separation Date

1f.    Email and Telephone Access.  During the Salary Continuation Period, THQ shall arrange for EXECUTIVE to have an email account and telephone extension, in each case subject to THQ’s regular policies and procedures.

1g.   Directors’ and Officers’ Insurance Coverage.  EXECUTIVE shall continue to be covered under THQ’s existing Directors’ and Officers’ insurance policy for his actions as Senior Vice President—Finance and Chief Financial Officer of THQ up to and including the Separation Date, in accordance with and subject to the terms and conditions of such policy.

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2.     Proprietary Information and Inventions.  Except as specifically set forth in Section 1e of this Agreement, EXECUTIVE shall immediately return to THQ all documents, information (whether stored on computer, computer disks, or other media), and other property belonging to THQ, including without limitation, credit cards, security key cards, telephone cards, computer software or hardware, THQ identification cards, THQ records and copies of records, correspondence and copies of correspondence, other books or manuals issued or owned by THQ, any and all information relating to THQ’s financial situation, business plans, forecasts or strategy and all THQ intellectual property.

2a.   EXECUTIVE acknowledges that his employment with THQ created a relationship of confidence and trust between EXECUTIVE and THQ with respect to Confidential Information (as hereinafter defined) disclosed to EXECUTIVE, or known or made available to EXECUTIVE as a result of his relationship with THQ.  “Confidential Information” includes, but is not limited to, customer lists, vendor lists, joint venture lists, databases, computer programs and software, frameworks, designs, models, marketing programs and plans, sales, financial, marketing, training and technical information and plans, business methods, business policies, personnel information and policies, procedures, techniques, research or development projects or results, trade secrets (which EXECUTIVE agrees include THQ customer and prospective customer lists), pricing policies, intellectual property, any and all information relating to projected acquisitions, dispositions, joint ventures or other business arrangements whether involving THQ or third parties, properties or management agreements, management organization information (including data and other information relating to members of THQ’s Board of Directors and management), operating policies or manuals, business plans, purchasing agreements, financial records, or other financial, commercial, business or technical information relating to THQ or any of its subsidiaries or information designated as confidential or proprietary that THQ or any of its subsidiaries may receive belonging to suppliers, customers or others who do business with THQ or any of its subsidiaries, information concerning how THQ creates, develops, acquires or maintains its products and marketing plans, targets its potential customers, and operates its businesses, other than information which is otherwise available in the public domain (other than by reason of the breach of EXECUTIVE of any confidentiality agreement with THQ) or which was known to EXECUTIVE prior to the date as of which he commenced employment with THQ or any of its predecessors or affiliates.

2b.   At all times following the Separation Date, EXECUTIVE agrees that he will not disclose, use, disseminate, lecture upon, publish or use for the direct or indirect benefit of, any person (including EXECUTIVE), firm, association or other entity (other than THQ) Confidential Information unless EXECUTIVE first secures THQ’s written consent.  EXECUTIVE will continue to abide by the confidential provisions of EXECUTIVE’s Confidential Information Agreement signed by EXECUTIVE on October 25, 1997 (the “Confidential Information Agreement”), which shall remain in full force and effect.

2c.   EXECUTIVE represents that, in the course of his employment, he has not, solely or jointly with another or others, conceived or made any formulas, processes, techniques, test data, discoveries, improvements, innovations, concepts and ideas, whether patentable or not, with the use of THQ’s facilities, materials, equipment, trade secrets, personnel, or time, or

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suggested by or resulting from any task assigned to EXECUTIVE or work performed by EXECUTIVE for, or on behalf of THQ relating to his employment.

3.     Securities Laws.

3a.   EXECUTIVE acknowledges and understands that any offer to purchase or sell, purchase, sale, transfer or assignment of securities of THQ by EXECUTIVE is subject to the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules promulgated thereunder including, without limitation, Rule 144 under the 1933 Act and Section 16 and Rule 10b-5 under the 1934 Act.

3b.   EXECUTIVE will cease to be an “Executive Officer”  (as defined in Rule 3b-7 promulgated under Section 16 of the 1934 Act) of THQ as of the Separation Date. EXECUTIVE acknowledges his continuing obligation to comply with Section 16 of the 1934 Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, including without limitation the obligation to file on a timely basis reports on Form 4 and Form 5 regarding certain transactions in the securities of THQ.

3c.   THQ acknowledges and agrees that, following the Separation Date, EXECUTIVE will not be considered an officer, employee, or “Insider” for the purposes of the THQ Confidentiality and Insider Trading Policy (the “Policy”), and will not be subject to the Policy.

4.     General Release.

4a.   Except for the obligations arising out of this Agreement and the Option Agreements, EXECUTIVE for himself and on behalf of each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue THQ, and each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASED PARTIES”) of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown (collectively, the “Executive’s Released Claims”), which the EXECUTIVE RELEASORS now have, have ever had, or may have in the future against the THQ RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality

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of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from, EXECUTIVE’s employment with THQ, including, but not limited to, any claims which could have been raised under any state’s Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964 as amended, the Age Discrimination in Employment Act (ADEA), the American’s with Disabilities Act (ADA), and the Employees Retirement Income Security Act (ERISA), or any other federal, state, or local law, regulation, ordinance, or common law claim.  Without limiting the generality of the foregoing, EXECUTIVE agrees, to the extent permitted by law, not to file against any of the THQ RELEASED PARTIES any complaint or charge with the Equal Employment Opportunity Commission, the California Fair Employment and Housing Commission, the federal or California Department of Labor, or with any other local, state, or federal agency or court based upon, arising out of, concerning, relating to, by virtue of, or resulting from any of the Executive’s Released Claims, and that if any agency or court assumes jurisdiction over any of the Executive’s Released Claims, EXECUTIVE will request such agency or court to withdraw from the matter.  EXECUTIVE also acknowledges that, except for the payments and benefits required by paragraph 3 above, EXECUTIVE has been paid all wages, accrued vacation pay, severance and separation pay, and all other monies and benefits to which EXECUTIVE was entitled.

4b.   Except for the obligations arising out of this Agreement, the 1999 Incentive Option, the 1999 Non-Qualified Option, the 2000 Incentive Option, the 2000 Non-Qualified Option, the 2001 Incentive Option, the 2001 Non-Qualified Option, the 2002 Incentive Option, the 2002 Non-Qualified Option, the 2003 Incentive Option and the 2003 Non-Qualified Option, THQ for itself and on behalf of each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue EXECUTIVE, each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASED PARTIES”), of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown, which the THQ RELEASORS now have, have ever had, or may have in the future against the EXECUTIVE RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which

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in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from EXECUTIVE’s employment with THQ.

5.     Waiver of Section 1542.  EXECUTIVE and THQ each acknowledge that he or it has read and understood the following language contained in Section 1542 of the California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Having reviewed this provision, EXECUTIVE and THQ each hereby voluntarily waives and relinquishes any and all rights or benefits he or it may have under this provision, or any other provision of statutory or common law of similar effect, and each hereby fully releases the other from liability for any unknown claims.

6.     Tax Consequences.  The Company makes no representations or warranties with respect to the tax consequences to EXECUTIVE of any of the severance consideration provided under this Agreement.  EXECUTIVE shall be solely responsible for the reporting and payment of local, state and/or federal taxes, if any, attributable to the severance consideration, and any penalties or assessments thereon.  EXECUTIVE agrees to defend, indemnify, and hold harmless THQ from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against THQ for any amounts claimed due on account of EXECUTIVE’s failure to pay federal or state taxes or damages sustained by THQ by reason of any such claims, including reasonable attorneys’ fees.

7.     Cooperation.  As a material term hereof, for a period of four (4) months after the Separation Date, EXECUTIVE will in good faith voluntarily cooperate with THQ and answer questions THQ may ask him regarding matters which EXECUTIVE oversaw or worked on during his employment at THQ or at THQ’s predecessors or affiliates.  EXECUTIVE shall not receive any additional compensation for such cooperation.

8.     No Admission; Integration; Modification.  Neither this Agreement nor anything contained in this Agreement shall be construed as an admission of any fact, issue, liability or wrongdoing by either party hereto.  With the exception of the Confidential Information Agreement and the Option, each of which shall remain in full force and effect, this Agreement supersedes all prior agreements and understandings and constitutes the only and entire agreement between THQ and EXECUTIVE concerning the terms of EXECUTIVE’s severance.  This Agreement shall govern in the event of any inconsistency between this Agreement and the Confidential Information Agreement.  THQ and EXECUTIVE acknowledge they have not executed this Agreement in reliance upon any promise, representation, statement,

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warranty or agreement other than those expressed herein.  This Agreement may be modified only in a writing signed by the parties hereto.

9.     Binding Arbitration.  This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of California.  Except for claims seeking provisional or permanent injunctive relief, any and all disputes arising from or in connection with this Agreement shall be submitted to final and binding arbitration in Los Angeles County, California before an experienced employment arbitrator licensed to practice law in California pursuant to the Employment Dispute rules of the American Arbitration Association. The arbitrator shall be selected by both parties in accordance with California Code of Civil Procedure section 1281.6 from (1) the American Arbitration Association; (2) Judicial Arbitration and Mediation Services, Inc.; or (3) Action Dispute Resolution.  Either party desiring to arbitrate shall give written notice to the other party within a reasonable period of time after the party becomes aware of the need for arbitration and within the applicable statute of limitations prescribed by law.  The decision of the arbitrator shall be final and binding.  Judgment on any award rendered by such arbitrator may be entered in any court having jurisdiction over the subject matter of the controversy.  To the extent permitted by applicable law, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and expenses related to the arbitration from the other party, in addition to any other relief to which the prevailing party may be entitled.  This arbitration provision does not prohibit a party from seeking and obtaining injunctive relief from a court of competent jurisdiction pending the outcome of arbitration.  A party bringing an action for injunctive relief shall not be deemed to have waived its right to demand arbitration of all disputes.

10.   Remedies; Attorneys’ Fees.  EXECUTIVE agrees that THQ has the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights or remedies THQ may have at law or in equity for breach of this Agreement.  If any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled.

11.   Miscellaneous.  THQ and EXECUTIVE agree that no waiver by any party of any particular provision or right under this Agreement shall be deemed to be a waiver of any other provision or right herein.  The parties further agree that each provision or term of this Agreement is intended to be severable from the others so that if any particular provision or term hereof is or determined to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remaining provisions and terms hereof.  The parties agree that the language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties hereto.

12.   ADEA Waiver and Notification.  In compliance with the requirements of the Age Discrimination In Employment Act (ADEA), as amended by the Older Workers’ Benefit Protection Act of 1990, EXECUTIVE acknowledges by his signature below that, with respect to the Released Matters, and the rights and claims under the ADEA waived and released in this

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Agreement, he has read and understands this Agreement, including, without limitation, the following:

a.     That he is advised to consult with an attorney before signing this Agreement;

b.     That he is releasing THQ from, among other things, any claims which he may have against it pursuant to the Age Discrimination In Employment Act as amended;

c.     That the releases contained in this Agreement do not cover rights or claims that may arise after he signs this Agreement;

d.     That he has been given a period of twenty-one (21) days in which to consider this Agreement; and

e.     That he may revoke this Agreement during the seven (7) day period following his execution of this Agreement.

13.   Counterparts.  This Agreement may be signed in counterparts, and a facsimile signature shall have the same force and effect as an original penned in ink.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year indicated below.

THQ INC.

Dated: March 31, 2004
By:
Title:

EXECUTIVE

Dated: March 31, 2004
Fred A. Gysi

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CONFIDENTIAL SEPARATION AGREEMENT AND GENERAL RELEASE

This Confidential Separation Agreement and General Release (the “Agreement”) is made and entered into between THQ Inc. (“THQ”) and Fred A. Gysi (“EXECUTIVE”) upon the following terms and conditions:

RECITALS

WHEREAS, EXECUTIVE has voluntarily resigned from employment with THQ effective on the earlier to occur of (i) March 31, 2004 and (ii) the date 30 days after the commencement of employment of a new chief financial officer of THQ (the “Separation Date”);

WHEREAS, EXECUTIVE has agreed to continue to provide services to THQ for a transitional period, as more fully described below;

WHEREAS, THQ and EXECUTIVE wish to agree to certain terms regarding EXECUTIVE’s transitional period with and ultimate separation from THQ;

WHEREAS, THQ has no prior legal obligation to provide or offer severance or other post-separation consideration to EXECUTIVE;

WHEREAS, EXECUTIVE has had the opportunity to consult with counsel before signing this Agreement, has read this Agreement and understood its contents, and has signed this Agreement voluntarily;

NOW, THEREFORE, in consideration of the mutual promises, consideration, covenants, and conditions provided for in this Agreement, the adequacy and sufficiency of which are hereby acknowledged, THQ and EXECUTIVE agree as follows:

COVENANTS

1.     Effective Date.  The “Effective Date” of this Agreement shall be the day upon which this Agreement has been executed by both of the parties hereto.  If the parties sign this Agreement on different dates, the Effective Date shall be the later of those dates. This Agreement shall become binding upon and effective as to THQ and EXECUTIVE on the Effective Date.

2.     Resignation.  Pursuant to EXECUTIVE’s resignation from THQ and THQ’s acceptance thereof,  EXECUTIVE’s last day of employment shall be the Separation Date.

3.     Transitional Period.  Beginning on the Effective Date of this Agreement through the Separation Date (the “Transitional Period”), EXECUTIVE shall continue to perform as the Senior Vice President-Finance, Chief Financial Officer and Treasurer of THQ and shall perform such other transitional responsibilities as directed by the President and/or the Board of

Directors.  EXECUTIVE shall perform these duties diligently, to the best of his abilities, and on a full time basis, and shall act in THQ’s best interest.  During the Transitional Period, and in exchange for EXECUTIVE’s diligent performance of his duties and the other promises and agreements herein, EXECUTIVE shall continue to receive his current salary and benefits.

4.     Salary and Benefits Continuation Offer.  In the event EXECUTIVE faithfully performs his duties and obligations under this Agreement, on the Separation Date THQ shall offer EXECUTIVE a written Salary and Benefits Continuation package in the form of Exhibit A attached hereto.  This Salary and Benefits Continuation package offer will become effective in accordance with its terms upon signature by the parties.  In the event EXECUTIVE fails to perform his duties and obligations under this Agreement diligently and competently, or otherwise violates this Agreement or engages in misconduct, THQ may terminate EXECUTIVE’s employment prior to the Separation Date without any further obligation hereunder.

5.     General Release.

5a.   Except for the obligations arising out of this Agreement, the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated November 3, 1999 between THQ and EXECUTIVE (the “1999 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated November 3, 1999 between THQ and EXECUTIVE (the “1999 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated July 21, 2000 between THQ and EXECUTIVE (the “2000 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated July 21, 2000 between THQ and EXECUTIVE (the “2000 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Incentive Option”), and the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Non-Qualified Option”), EXECUTIVE for himself and on behalf of each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue THQ, and each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASED PARTIES”) of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown (collectively, the “Released Claims”), which the EXECUTIVE RELEASORS now have, have ever had, or may have in the future against the THQ RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from EXECUTIVE’s employment with THQ, including, but not limited to, any claims which could have been raised under any state’s Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964 as amended, the Age Discrimination in Employment Act (ADEA), the American’s with Disabilities Act (ADA), and the Employees Retirement Income Security Act (ERISA), or any other federal, state, or local law, regulation, ordinance, or common law claim.  Without limiting the generality of the foregoing, EXECUTIVE agrees, to the extent permitted by law, not to file against any of the THQ RELEASED PARTIES any complaint or charge with the Equal Employment Opportunity Commission, the California Fair Employment and Housing Commission, the federal or California Department of Labor, or with any other local, state, or federal agency or court based upon, arising out of, concerning, relating to, by virtue of, or resulting from any of the Released Claims, and that if any agency or court assumes jurisdiction over any of the Released Claims, EXECUTIVE will request such agency or court to withdraw from the matter.

5b.   Except for the obligations arising out of this Agreement, the 1999 Incentive Option, the 1999 Non-Qualified Option, the 2000 Incentive Option, the 2000 Non-Qualified Option, the 2001 Incentive Option, the 2001 Non-Qualified Option, the 2002 Incentive Option, the 2002 Non-Qualified Option, the 2003 Incentive Option and the 2003 Non-Qualified Option, THQ for itself and on behalf of each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue EXECUTIVE, each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASED PARTIES”), of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown, which the THQ RELEASORS now have, have ever had, or may have in the future against the EXECUTIVE RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from EXECUTIVE’s employment with THQ.

6.     Waiver of Section 1542.  EXECUTIVE and THQ each acknowledge that he or it has read and understood the following language contained in Section 1542 of the California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Having reviewed this provision, EXECUTIVE and THQ each hereby voluntarily waives and relinquishes any and all rights or benefits he or it may have under this provision, or any other provision of statutory or common law of similar effect, and each hereby fully releases the other from liability for any unknown claims.

7.     Return of Company Property.  On or before the Separation Date, EXECUTIVE will return to THQ all documents, inventions, information (whether stored on computer, computer disks, or other media), and other property belonging to THQ in EXECUTIVE’s possession, including without limitation, (i) any and all information relating to THQ’s financial situation, business plans, forecasts or strategy; and (ii) all THQ intellectual property.

8.     Cooperation.  As a material term hereof, for a period of four (4) months after the Separation Date, EXECUTIVE will in good faith voluntarily cooperate with THQ and answer questions THQ may ask him regarding matters which EXECUTIVE oversaw or worked on during his employment at THQ or at THQ’s predecessors or affiliates.  EXECUTIVE shall not receive any additional compensation for such cooperation.

9.     No Admission; Integration; Modification.  Neither this Agreement nor anything contained in this Agreement shall be construed as an admission of any fact, issue, liability or wrongdoing by either party hereto.  With the exception of the Confidential Information Agreement signed by EXECUTIVE on October 25, 1997, the 1999 Incentive Option, the 1999 Non-Qualified Option, the 2000 Incentive Option, the 2000 Non-Qualified Option, the 2001 Incentive Option, the 2001 Non-Qualified Option, the 2002 Incentive Option,

the 2002 Non-Qualified Option, the 2003 Incentive Option and the 2003 Non-Qualified Option, each of which shall remain in full force and effect, this Agreement supersedes all prior agreements and understandings and constitutes the only and entire agreement between THQ and EXECUTIVE concerning the terms of EXECUTIVE’s transitional employment with and resignation from THQ.  THQ and EXECUTIVE acknowledge they have not executed this Agreement in reliance upon any promise, representation, statement, warranty or agreement other than those expressed herein.  This Agreement may be modified only in a writing signed by the parties hereto.

10.   Governing Law; Binding Arbitration.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California.  Except for claims seeking provisional or permanent injunctive relief, any and all disputes arising from or in connection with this Agreement shall be submitted to final and binding arbitration in Los Angeles County, California before an experienced employment arbitrator licensed to practice law in California pursuant to the Employment Dispute rules of the American Arbitration Association. The arbitrator shall be selected by both parties in accordance with California Code of Civil Procedure section 1281.6 from (1) the American Arbitration Association; (2) Judicial Arbitration and Mediation Services, Inc.; or (3) Action Dispute Resolution.  Either party desiring to arbitrate shall give written notice to the other party within a reasonable period of time after the party becomes aware of the need for arbitration and within the applicable statute of limitations prescribed by law.  The decision of the arbitrator shall be final and binding.  Judgment on any award rendered by such arbitrator may be entered in any court having jurisdiction over the subject matter of the controversy.  To the extent permitted by applicable law, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and expenses related to the arbitration from the other party, in addition to any other relief to which the prevailing party may be entitled.  This arbitration provision does not prohibit a party from seeking and obtaining injunctive relief from a court of competent jurisdiction pending the outcome of arbitration.  A party bringing an action for injunctive relief shall not be deemed to have waived its right to demand arbitration of all disputes.

11.   Miscellaneous.  THQ and EXECUTIVE agree that no waiver by any party of any particular provision or right under this Agreement shall be deemed to be a waiver of any other provision or right herein.  The parties further agree that each provision or term of this Agreement is intended to be severable from the others so that if any particular provision or term hereof is or determined to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remaining provisions and terms hereof.  The parties agree that the language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties hereto.

12.   Counterparts.  This Agreement may be signed in counterparts, and a facsimile signature shall have the same force and effect as an original penned in ink.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year indicated below.

THQ INC.

Date: , 2004
By:
Title:

EXECUTIVE

Date: , 2004
Fred A. Gysi

Exhibit A
to

Confidential Separation Agreement
and General Release

CONFIDENTIAL SALARY AND BENEFITS CONTINUATION

AGREEMENT AND GENERAL RELEASE

This Confidential Salary and Benefits Agreement and General Release (the “Agreement”) is made and entered into between THQ Inc. (“THQ”) and Fred A. Gysi (“EXECUTIVE”) upon the following terms and conditions:

RECITALS

WHEREAS, EXECUTIVE voluntarily resigned from employment with THQ, with such resignation to be effective on the earlier to occur of (i) March 31, 2004 and (ii) the date 30 days after the commencement of employment of a new chief financial officer of THQ (the “Separation Date”);

WHEREAS, THQ and EXECUTIVE are parties to a Confidential Separation Agreement and General Release;

WHEREAS, pursuant to the Confidential Separation Agreement and General Release, THQ is willing to continue EXECUTIVE’s salary and benefits for a limited period and upon the terms and conditions set forth in this Agreement;

WHEREAS, THQ has no prior legal obligation to provide the post-separation consideration that is exchanged for the promises herein;

WHEREAS, EXECUTIVE has had the opportunity to consult with counsel before signing this Agreement, has read this Agreement and understood its contents, and has signed this Agreement voluntarily;

NOW, THEREFORE, in consideration of the mutual promises, consideration, covenants, and conditions provided for in this Agreement, the adequacy and sufficiency of which are hereby acknowledged, THQ and EXECUTIVE agree as follows:

COVENANTS

1.     Post-Separation Consideration.  In consideration for the agreements, covenants, and general release contained herein, THQ shall provide EXECUTIVE with the following post-separation consideration:

1a.   Salary Continuation.  Commencing on the first regular THQ payday following the Separation Date, THQ shall provide EXECUTIVE with salary continuation payments in the aggregate equal to twelve months’ base salary based on his current base annual salary of $241,500.  All salary continuation payments shall be payable in installments in accordance with THQ’s regular payroll practices, provided, however, that EXECUTIVE may elect, by written notice to THQ, to receive all remaining salary continuation payments from THQ in a single lump sum payment.  In addition, should EXECUTIVE become employed, as a salaried employee or paid consultant, by a business that is a “competitor” of THQ, THQ may elect to pay EXECUTIVE any remaining amounts due to EXECUTIVE in a lump sum payment.  For the purposes of this Agreement, a “competitor” shall mean any person or entity engaged in the business of designing, developing, publishing or distributing entertainment software, or content of any type to be distributed by means of wireless media.  Should the salary continuation obligation be paid in a lump sum pursuant to this paragraph, such lump sum shall be an amount equal to $241,500 less the amount of all prior payments made pursuant to this Section 1a (without giving effect to any required withholdings) on the fifth day after the election by EXECUTIVE or THQ to make a lump sum payment pursuant to this paragraph All salary continuation payments, including a lump sum payment, if any, shall be paid less withholdings required by law.  EXECUTIVE agrees that, in the event he becomes employed at any time while salary continuation payments are due to EXECUTIVE pursuant to this Agreement, he will promptly advise THQ of the following: (i) the name and address of his employer; (ii) the business of his employer and (iii) his date of hire.  The period during which THQ makes salary continuation payments to EXECUTIVE pursuant to this Section 1a is herein referred to as the “Salary Continuation Period.”

1b.   Bonuses.  EXECUTIVE shall be eligible to receive (i) an annual bonus of $80,000 for the fiscal year ending March 31, 2004, and (ii) his designated profit sharing allocation under THQ’s existing Profit Sharing Plan for the year ending March 31, 2004; pro rated in each case to the extent the Separation Date occurs prior to March 31, 2004.  Such bonus shall be paid in accordance with THQ’s regular practice and shall be paid less withholdings required by law.

1c.   Benefits.  During the Salary Continuation Period, EXECUTIVE shall be eligible to participate in THQ’s medical, disability, life insurance and other health and welfare benefits, including Exec-u-care, at the same level of coverage, upon the same terms and otherwise to the same extent as such policies and benefits shall have been in effect immediately prior to the Separation Date.  THQ and EXECUTIVE shall share the costs of the continuation of such insurance and benefits coverage in the same proportion as such costs were shared immediately prior to the Separation Date.  .

1d.   Extension of Vesting and Exercise Period for Certain Existing Stock Options.

(i)    THQ and EXECUTIVE acknowledge that EXECUTIVE currently holds options to purchase THQ common stock under one or more of the following agreements (collectively, the “Option Agreements”): the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated November 3, 1999 between THQ and

EXECUTIVE (the “1999 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated November 3, 1999 between THQ and EXECUTIVE (the “1999 Non-Qualified Option”),  the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated July 21, 2000 between THQ and EXECUTIVE (the “2000 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated July 21, 2000 between THQ and EXECUTIVE (the “2000 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Incentive Option”), the Amended and Restated THQ Inc. 1997  Stock Option Plan Non-Qualified Stock Option Agreement dated October 1, 2001 between THQ and EXECUTIVE (the “2001 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Incentive Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 28, 2002 between THQ and EXECUTIVE (the “2002 Non-Qualified Option”), the Amended and Restated THQ Inc. 1997 Stock Option Plan Incentive Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Incentive Option”), and the Amended and Restated THQ Inc. 1997 Stock Option Plan Non-Qualified Stock Option Agreement dated February 24, 2003 between THQ and EXECUTIVE (the “2003 Non-Qualified Option”);

(ii)   EXECUTIVE may exercise options vested under any of the Option Agreements no later than 90 days following the Separation Date.  Any such options which are not so exercised shall expire at the end of the ninetieth day following the Separation Date;

(iii)  THQ shall take all actions necessary to provide that all options unvested under the Option Agreements as of the Separation Date shall continue to vest during the Salary Continuation Period and shall be exercisable until the date 90 days after the end of the Salary Continuation Period with respect to the number of shares of THQ common stock that are vested under the terms of the applicable Option as of the last day of the Salary Continuation Period; provided that no such Option shall vest or be exercisable later than five years after its date of grant.  EXECUTIVE acknowledges that this extension of the vesting and exercisability periods under the 1999 Incentive Option, the 2000 Incentive Option, the 2001 Incentive Option, the 2002 Incentive Option and the 2003 Incentive Option constitutes a modification of the applicable Option under the Internal Revenue Code of 1986, as amended, and therefore each such Option shall be taxable as a nonstatutory stock option instead of an incentive stock option.

1e.   Computer and Telephone.  EXECUTIVE shall also be entitled to retain the laptop computer and cellular telephone that are owned by THQ and currently in EXECUTIVE’s possession, purged of all confidential proprietary information of THQ.  EXECUTIVE shall be responsible for all internet service provider, internet connectivity, wireless service provider and other continuing charges relating to such devices from and after the Separation Date

1f.    Email and Telephone Access.  During the Salary Continuation Period, THQ shall arrange for EXECUTIVE to have an email account and telephone extension, in each case subject to THQ’s regular policies and procedures.

1g.   Directors’ and Officers’ Insurance Coverage.  EXECUTIVE shall continue to be covered under THQ’s existing Directors’ and Officers’ insurance policy for his actions as Senior Vice President—Finance and Chief Financial Officer of THQ up to and including the Separation Date, in accordance with and subject to the terms and conditions of such policy.

2.     Proprietary Information and Inventions.  Except as specifically set forth in Section 1e of this Agreement, EXECUTIVE shall immediately return to THQ all documents, information (whether stored on computer, computer disks, or other media), and other property belonging to THQ, including without limitation, credit cards, security key cards, telephone cards, computer software or hardware, THQ identification cards, THQ records and copies of records, correspondence and copies of correspondence, other books or manuals issued or owned by THQ, any and all information relating to THQ’s financial situation, business plans, forecasts or strategy and all THQ intellectual property.

2a.   EXECUTIVE acknowledges that his employment with THQ created a relationship of confidence and trust between EXECUTIVE and THQ with respect to Confidential Information (as hereinafter defined) disclosed to EXECUTIVE, or known or made available to EXECUTIVE as a result of his relationship with THQ.  “Confidential Information” includes, but is not limited to, customer lists, vendor lists, joint venture lists, databases, computer programs and software, frameworks, designs, models, marketing programs and plans, sales, financial, marketing, training and technical information and plans, business methods, business policies, personnel information and policies, procedures, techniques, research or development projects or results, trade secrets (which EXECUTIVE agrees include THQ customer and prospective customer lists), pricing policies, intellectual property, any and all information relating to projected acquisitions, dispositions, joint ventures or other business arrangements whether involving THQ or third parties, properties or management agreements, management organization information (including data and other information relating to members of THQ’s Board of Directors and management), operating policies or manuals, business plans, purchasing agreements, financial records, or other financial, commercial, business or technical information relating to THQ or any of its subsidiaries or information designated as confidential or proprietary that THQ or any of its subsidiaries may receive belonging to suppliers, customers or others who do business with THQ or any of its subsidiaries, information concerning how THQ creates, develops, acquires or maintains its products and marketing plans, targets its potential customers, and operates its businesses, other than information which is otherwise available in the public domain (other than by reason of the breach of EXECUTIVE of any confidentiality agreement with THQ) or which was known to EXECUTIVE prior to the date as of which he commenced employment with THQ or any of its predecessors or affiliates.

2b.   At all times following the Separation Date, EXECUTIVE agrees that he will not disclose, use, disseminate, lecture upon, publish or use for the direct or indirect benefit of, any person (including EXECUTIVE), firm, association or other entity (other than THQ) Confidential Information unless EXECUTIVE first secures THQ’s written consent.  EXECUTIVE will continue to abide by the confidential provisions of EXECUTIVE’s Confidential Information Agreement signed by EXECUTIVE on October 25, 1997 (the “Confidential Information Agreement”), which shall remain in full force and effect.

2c.   EXECUTIVE represents that, in the course of his employment, he has not, solely or jointly with another or others, conceived or made any formulas, processes, techniques, test data, discoveries, improvements, innovations, concepts and ideas, whether patentable or not, with the use of THQ’s facilities, materials, equipment, trade secrets, personnel, or time, or suggested by or resulting from any task assigned to EXECUTIVE or work performed by EXECUTIVE for, or on behalf of THQ relating to his employment.

3.     Securities Laws.

3a.   EXECUTIVE acknowledges and understands that any offer to purchase or sell, purchase, sale, transfer or assignment of securities of THQ by EXECUTIVE is subject to the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules promulgated thereunder including, without limitation, Rule 144 under the 1933 Act and Section 16 and Rule 10b-5 under the 1934 Act.

3b.   EXECUTIVE will cease to be an “Executive Officer”  (as defined in Rule 3b-7 promulgated under Section 16 of the 1934 Act) of THQ as of the Separation Date. EXECUTIVE acknowledges his continuing obligation to comply with Section 16 of the 1934 Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, including without limitation the obligation to file on a timely basis reports on Form 4 and Form 5 regarding certain transactions in the securities of THQ.

3c.   THQ acknowledges and agrees that, following the Separation Date, EXECUTIVE will not be considered an officer, employee, or “Insider” for the purposes of the THQ Confidentiality and Insider Trading Policy (the “Policy”), and will not be subject to the Policy.

4.     General Release.

4a.   Except for the obligations arising out of this Agreement and the Option Agreements, EXECUTIVE for himself and on behalf of each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue THQ, and each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASED PARTIES”) of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown (collectively, the “Executive’s Released Claims”), which the EXECUTIVE RELEASORS now have, have ever had, or may have in the future against the THQ RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from, EXECUTIVE’s employment with THQ, including, but not limited to, any claims which could have been raised under any state’s Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964 as amended, the Age Discrimination in Employment Act (ADEA), the American’s with Disabilities Act (ADA), and the Employees Retirement Income Security Act (ERISA), or any other federal, state, or local law, regulation, ordinance, or common law claim.  Without limiting the generality of the foregoing, EXECUTIVE agrees, to the extent permitted by law, not to file against any of the THQ RELEASED PARTIES any complaint or charge with the Equal Employment Opportunity Commission, the California Fair Employment and Housing Commission, the federal or California Department of Labor, or with any other local, state, or federal agency or court based upon, arising out of, concerning, relating to, by virtue of, or resulting from any of the Executive’s Released Claims, and that if any agency or court assumes jurisdiction over any of the Executive’s Released Claims, EXECUTIVE will request such agency or court to withdraw from the matter.  EXECUTIVE also acknowledges that, except for the payments and benefits required by paragraph 3 above, EXECUTIVE has been paid all wages, accrued vacation pay, severance and separation pay, and all other monies and benefits to which EXECUTIVE was entitled.

4b.   Except for the obligations arising out of this Agreement, the 1999 Incentive Option, the 1999 Non-Qualified Option, the 2000 Incentive Option, the 2000 Non-Qualified Option, the 2001 Incentive Option, the 2001 Non-Qualified Option, the 2002 Incentive Option, the 2002 Non-Qualified Option, the 2003 Incentive Option and the 2003 Non-Qualified Option, THQ for itself and on behalf of each and all of its legal predecessors, successors, assigns, owners, fiduciaries, divisions, parents, subsidiaries, affiliates, and related entities, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “THQ RELEASORS”), does hereby fully and forever release, absolve, discharge, and covenant not to sue EXECUTIVE, each and all of his respective legal predecessors, successors, assigns, fiduciaries, heirs, parents, spouses, companies, affiliates, and each of the foregoing’s respective past, present, and future officers, principals, directors, partners, employees, agents, attorneys, trustees, administrators, executors, and representatives (all herein referred to as the “EXECUTIVE RELEASED PARTIES”), of, from, and for, any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action, at law or in equity, whether known or unknown, which the THQ RELEASORS now have, have ever had, or may have in the future against the EXECUTIVE RELEASED PARTIES based upon, arising out of, concerning, relating to, by virtue of, or resulting from any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the Separation Date.  Without limiting the generality of the foregoing, this General Release applies to any and all claims, demands, damages, debts, controversies, liabilities, losses, accounts, reckonings, obligations, costs, expenses, attorneys’ fees, actions, liens, causes, and/or causes of action which in any way are based upon, concern, relate to, arise out of, are by virtue of, or result from EXECUTIVE’s employment with THQ.

5.     Waiver of Section 1542.  EXECUTIVE and THQ each acknowledge that he or it has read and understood the following language contained in Section 1542 of the California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Having reviewed this provision, EXECUTIVE and THQ each hereby voluntarily waives and relinquishes any and all rights or benefits he or it may have under this provision, or any other provision of statutory or common law of similar effect, and each hereby fully releases the other from liability for any unknown claims.

6.     Tax Consequences.  The Company makes no representations or warranties with respect to the tax consequences to EXECUTIVE of any of the severance consideration provided under this Agreement.  EXECUTIVE shall be solely responsible for the reporting and payment of local, state and/or federal taxes, if any, attributable to the severance consideration, and any penalties or assessments thereon.  EXECUTIVE agrees to defend, indemnify, and hold harmless THQ from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against THQ for any amounts claimed due on account of EXECUTIVE’s failure to pay federal or state taxes or damages sustained by THQ by reason of any such claims, including reasonable attorneys’ fees.

7.     Cooperation.  As a material term hereof, for a period of four (4) months after the Separation Date, EXECUTIVE will in good faith voluntarily cooperate with THQ and answer questions THQ may ask him regarding matters which EXECUTIVE oversaw or worked on during his employment at THQ or at THQ’s predecessors or affiliates.  EXECUTIVE shall not receive any additional compensation for such cooperation.

8.     No Admission; Integration; Modification.  Neither this Agreement nor anything contained in this Agreement shall be construed as an admission of any fact, issue, liability or wrongdoing by either party hereto.  With the exception of the Confidential Information Agreement and the Option, each of which shall remain in full force and effect, this Agreement supersedes all prior agreements and understandings and constitutes the only and entire agreement between THQ and EXECUTIVE concerning the terms of EXECUTIVE’s severance.  This Agreement shall govern in the event of any inconsistency between this Agreement and the Confidential Information Agreement.  THQ and EXECUTIVE acknowledge they have not executed this Agreement in reliance upon any promise, representation, statement, warranty or agreement other than those expressed herein.  This Agreement may be modified only in a writing signed by the parties hereto.

9.     Binding Arbitration.  This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of California.  Except for claims seeking provisional or permanent injunctive relief, any and all disputes arising from or in connection with this Agreement shall be submitted to final and binding arbitration in Los Angeles County, California before an experienced employment arbitrator licensed to practice law in California pursuant to the Employment Dispute rules of the American Arbitration Association. The arbitrator shall be selected by both parties in accordance with California Code of Civil Procedure section 1281.6 from (1) the American Arbitration Association; (2) Judicial Arbitration and Mediation Services, Inc.; or (3) Action Dispute Resolution.  Either party desiring to arbitrate shall give written notice to the other party within a reasonable period of time after the party becomes aware of the need for arbitration and within the applicable statute of limitations prescribed by law.  The decision of the arbitrator shall be final and binding.  Judgment on any award rendered by such arbitrator may be entered in any court having jurisdiction over the subject matter of the controversy.  To the extent permitted by applicable law, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and expenses related to the arbitration from the other party, in addition to any other relief to which the prevailing party may be entitled.  This arbitration provision does not prohibit a party from seeking and obtaining injunctive relief from a court of competent jurisdiction pending the outcome of arbitration.  A party bringing an action for injunctive relief shall not be deemed to have waived its right to demand arbitration of all disputes.

10.   Remedies; Attorneys’ Fees.  EXECUTIVE agrees that THQ has the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief without prejudice to any other rights or remedies THQ may have at law or in equity for breach of this Agreement.  If any action is brought to enforce the terms of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and expenses from the other party, in addition to any other relief to which the prevailing party may be entitled.

11.   Miscellaneous.  THQ and EXECUTIVE agree that no waiver by any party of any particular provision or right under this Agreement shall be deemed to be a waiver of any other provision or right herein.  The parties further agree that each provision or term of this Agreement is intended to be severable from the others so that if any particular provision or term hereof is or determined to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the legality or validity of the remaining provisions and terms hereof.  The parties agree that the language of this Agreement shall be construed as a whole according to its fair meaning, and not strictly for or against any of the parties hereto.

12.   ADEA Waiver and Notification.  In compliance with the requirements of the Age Discrimination In Employment Act (ADEA), as amended by the Older Workers’ Benefit Protection Act of 1990, EXECUTIVE acknowledges by his signature below that, with respect to the Released Matters, and the rights and claims under the ADEA waived and released in this Agreement, he has read and understands this Agreement, including, without limitation, the following:

a.     That he is advised to consult with an attorney before signing this Agreement;

b.     That he is releasing THQ from, among other things, any claims which he may have against it pursuant to the Age Discrimination In Employment Act as amended;

c.     That the releases contained in this Agreement do not cover rights or claims that may arise after he signs this Agreement;

d.     That he has been given a period of twenty-one (21) days in which to consider this Agreement; and

e.     That he may revoke this Agreement during the seven (7) day period following his execution of this Agreement.

13.   Counterparts.  This Agreement may be signed in counterparts, and a facsimile signature shall have the same force and effect as an original penned in ink.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year indicated below.

THQ INC.

Date: , 2004
By:
Title:

EXECUTIVE

Date: , 2004
Fred A. Gysi